                                                                    EXHIBIT 17.1

                         INVESTMENT COMPANIES FOR WHICH
                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
                   ACTS AS PRINCIPAL UNDERWRITER OR DEPOSITOR
                                 JULY 13, 1995



Van Kampen Merritt U.S. Government Trust
Van Kampen Merritt Tax Free Fund
Van Kampen Merritt Insured Tax Free Income Fund
Van Kampen Merritt Tax Free High Income Fund
Van Kampen Merritt California Insured Tax Free Fund
Van Kampen Merritt Municipal Income Fund
Van Kampen Merritt Limited Term Municipal Income Fund
Van Kampen Merritt Florida Insured Tax Free Income Fund
Van Kampen Merritt New Jersey Tax Free Income Fund
Van Kampen Merritt New York Tax Free Income Fund
Van Kampen Merritt Trust
Van Kampen Merritt High Yield Fund
Van Kampen Merritt Short-Term Global Income Fund
Van Kampen Merritt Adjustable Rate U.S. Government Fund
Van Kampen Merritt Strategic Income Fund
Van Kampen Merritt Emerging Markets Income Fund
Van Kampen Merritt Growth Fund
Van Kampen Merritt Equity Trust
Van Kampen Merritt Growth and Income Fund
Van Kampen Merritt Utility Fund
Van Kampen Merritt Balanced Fund
Van Kampen Merritt Total Return Fund
Van Kampen Merritt Pennsylvania Tax Free Income Fund
Van Kampen Merritt Money Market Trust
Van Kampen Merritt Money Market Fund
Van Kampen Merritt Tax Free Money Fund
Van Kampen Merritt Prime Rate Income Trust
Van Kampen Merritt Series Trust
American Capital Comstock Fund, Inc.
American Capital Corporate Bond Fund, Inc.
American Capital Emerging Growth Fund, Inc.
American Capital Enterprise Fund, Inc.
American Capital Equity Income Fund, Inc.
American Capital Federal Mortgage Trust
American Capital Global Managed Assets Fund, Inc.
American Capital Government Securities, Inc.
American Capital Government Target Series
American Capital Growth and Income Fund, Inc.
American Capital Harbor Fund, Inc.
American Capital High Yield Investments, Inc.
American Capital Life Investment Trust
American Capital Municipal Bond Fund, Inc.
American Capital Pace Fund, Inc.
American Capital Real Estate Securities Fund, Inc..
American Capital Reserve Fund, Inc.
American Capital Tax -Exempt Trust
American Capital Texas Municipal Securities, Inc.
American Capital U.S. Government Trust for Income
American Capital Utilities Income Fund, Inc.
American Capital World Portfolio Series, Inc.
The Govett Funds, Inc.

Emerging Markets Municipal Income Trust . . . . . . . . . . . . . . . . . . . . . . .    Series 1
Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 352
Insured Municipals Income Trust (Discount)    . . . . . . . . . . . . . . . . . . . .    Series 5 through 13
Insured Municipals Income Trust (Short Intermediate Term)   . . . . . . . . . . . . .    Series 1 through
1009 Insured Municipals Income Trust (Intermediate Term)  . . . . . . . . . . . . . .    Series 5 through 84
Insured Municipals Income Trust (Limited Term)  . . . . . . . . . . . . . . . . . . .    Series 9 through 80
Insured Municipals Income Trust (Premium Bond Series)   . . . . . . . . . . . . . . .    Series 1 through 3
Insured Municipals Income Trust (Intermediate Laddered Maturity)  . . . . . . . . . .    Series 1 and 2
Insured Tax Free Bond Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 6
Insured Tax Free Bond Trust (Limited Term)  . . . . . . . . . . . . . . . . . . . . .    Series 1
Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through
Investors' Quality Tax-Exempt Trust-Intermediate  . . . . . . . . . . . . . . . . . .    Series 1
Investors' Corporate Income Trust . . . . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 12
Investors' Governmental Securities Income Trust   . . . . . . . . . . . . . . . . . .    Series 1 through 7
Van Kampen Merritt International Bond Income Trust  . . . . . . . . . . . . . . . . .    Series 1 through 21
Alabama Investors' Quality Tax-Exempt Trust   . . . . . . . . . . . . . . . . . . . .    Series 1
Alabama Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 9
Arizona Investors' Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . . . . . .    Series 1 through 16
Arizona Insured Municipals Income Trust   . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 12
Arkansas Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 2
Arkansas Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . .    Series 1
California Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . . .    Series 1 through 142
California Insured Municipals Income Trust (Premium Bond Series)  . . . . . . . . . .    Series 1
California Insured Municipals Income Trust (1st Intermediate Series)  . . . . . . . .    Series 1 through 3
California Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . .    Series 1 through 21
California Insured Municipals Income Trust (Intermediate Laddered)  . . . . . . . . .    Series 1 through 20
Colorado Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 74
Colorado Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . .    Series 1 through 18
Connecticut Insured Municipals Income Trust   . . . . . . . . . . . . . . . . . . . .    Series 1 through 27
Connecticut Investors' Quality Tax-Exempt Trust   . . . . . . . . . . . . . . . . . .    Series 1
Delaware Investor's Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . .    Series 1 and 2
Florida Insured Municipal Income Trust - Intermediate . . . . . . . . . . . . . . . .    Series 1 and 2
Florida Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 95
Florida Investors' Quality Tax-Exempt Trust   . . . . . . . . . . . . . . . . . . . .    Series 1 and 2
Florida Insured Municipals Income Trust (Intermediate Laddered) . . . . . . . . . . .    Series 1 through 12
Georgia Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 76
Georgia Investors' Quality Tax-Exempt Trust   . . . . . . . . . . . . . . . . . . . .    Series 1 through 16
Hawaii Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . . .    Series 1
Investors' Quality Municipals Trust (AMT) . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 9
Kansas Investors' Quality Tax-Exempt Trust    . . . . . . . . . . . . . . . . . . . .    Series 1 through 11
Kentucky Investors' Quality Tax-Exempt Trust    . . . . . . . . . . . . . . . . . . .    Series 1 through 55
Louisiana Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 13
Maine Investor's Quality Tax-Exempt Trust . . . . . . . . . . . . . . . . . . . . . .    Series 1
Maryland Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . .    Series 1 through 72
Massachusetts Insured Municipals Income Trust   . . . . . . . . . . . . . . . . . . .    Series 1 through 31
Massachusetts Insured Municipals Income Trust (Premium Bond Series)   . . . . . . . .    Series 1
Michigan Financial Institutions Trust . . . . . . . . . . . . . . . . . . . . . . . .    Series 1
Michigan Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 130
Michigan Insured Municipals Income Trust (Premium Bond Series)  . . . . . . . . . . .    Series 1
Michigan Insured Municipals Income Trust (1st Intermediate Series)  . . . . . . . . .    Series 1 through 3
Michigan Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . .    Series 1 through 30
Minnesota Insured Municipals Income Trust   . . . . . . . . . . . . . . . . . . . . .    Series 1 through 55
Minnesota Investors' Quality Tax-Exempt Trust   . . . . . . . . . . . . . . . . . . .    Series 1 through 21
Missouri Insured Municipals Income Trust    . . . . . . . . . . . . . . . . . . . . .    Series 1 through 90
Missouri Insured Municipals Income Trust (Premium Bond Series)  . . . . . . . . . . .    Series 1
Missouri Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . .    Series 1 through 15
Missouri Insured Municipals Income Trust
  (Intermediate Laddered Maturity)  . . . . . . . . . . . . . . . . . . . . . . . . .    Series 1
Nebraska Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . .    Series 1 through 9

New Mexico Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . . .    Series 1 through 17
New Jersey Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . . .    Series 1 through 104
New Jersey Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . .    Series 1 through 22
New Jersey Insured Municipals Income Trust
 (Intermediate Laddered Maturity) . . . . . . . . . . . . . . . . . . . . . . . . . .    Series 1 and 4
New York Insured Municipals Income Trust-Intermediate . . . . . . . . . . . . . . . .    Series 1 through 6
New York Insured Municipals Income Trust (Limited Term) . . . . . . . . . . . . . . .    Series 1
New York Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 127
New York Insured Tax-Free Bond Trust    . . . . . . . . . . . . . . . . . . . . . . .    Series 1
New York Insured Municipals Income Trust
 (Intermediate Laddered Maturity) . . . . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 15
New York Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . .    Series 1
North Carolina Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . .    Series 1 through 81
Ohio Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 97
Ohio Insured Municipals Income Trust (Premium Bond Series)  . . . . . . . . . . . . .    Series 1 and 2
Ohio Insured Municipals Income Trust (Intermediate Term)  . . . . . . . . . . . . . .    Series 1
Ohio Insured Municipals Income Trust
 (Intermediate Laddered Maturity) . . . . . . . . . . . . . . . . . . . . . . . . . .    Series 3 through 6
Ohio Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 16
Oklahoma Insured Municipal Income Trust . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 16
Oregon Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . . .    Series 1 through 53
Pennsylvania Insured Municipals Income Trust - Intermediate . . . . . . . . . . . . .    Series 1 through 6
Pennsylvania Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . .    Series 1 through 204
Pennsylvania Insured Municipals Income Trust (Premium Bond Series)  . . . . . . . . .    Series 1
Pennsylvania Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . .    Series 1 through 14
South Carolina Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . .    Series 1 through 79
Tennessee Insured Municipals Income Trust   . . . . . . . . . . . . . . . . . . . . .    Series 1-3 and 5-31
Texas Insured Municipals Income Trust   . . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 40
Texas Insured Municipal Income Trust (Intermediate Ladder)  . . . . . . . . . . . . .    Series 1
Virginia Investors' Quality Tax-Exempt Trust  . . . . . . . . . . . . . . . . . . . .    Series 1 through 65
Van Kampen Merritt Utility Income Trust   . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 6
Van Kampen Merritt Insured Income Trust   . . . . . . . . . . . . . . . . . . . . . .    Series 1 through 45
Van Kampen Merritt Insured Income Trust (Intermediate Term) . . . . . . . . . . . . .    Series 1 through 44
Van Kampen Merritt Select Equity Trust  . . . . . . . . . . . . . . . . . . . . . . .    Series 1
Van Kampen Merritt Select Equity and Treasury Trust . . . . . . . . . . . . . . . . .    Series 1
Washington Insured Municipals Income Trust  . . . . . . . . . . . . . . . . . . . . .    Series 1
West Virginia Insured Municipals Income Trust . . . . . . . . . . . . . . . . . . . .    Series 1 through 5
